EXHIBIT 24.1

Power Of Attorney

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Philip J. Downey and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of 9,000,000 shares of the Company’s Common Stock, $0.01 par value, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 8th day of February, 2005.

/s/ Raymond Caldiero

Raymond Caldiero

EXHIBIT 24.1

Power Of Attorney

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Philip J. Downey and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of 9,000,000 shares of the Company’s Common Stock, $0.01 par value, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 8th day of February, 2005.

/s/ Carl F. Dill, Jr.

Carl F. Dill, Jr.

EXHIBIT 24.1

Power Of Attorney

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Philip J. Downey and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of 9,000,000 shares of the Company’s Common Stock, $0.01 par value, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 8th day of February, 2005.

/s/ Paula Kruger

Paula Kruger

EXHIBIT 24.1

Power Of Attorney

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Philip J. Downey and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of 9,000,000 shares of the Company’s Common Stock, $0.01 par value, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 8th day of February, 2005.

/s/ Gerald Luterman

Gerald Luterman

EXHIBIT 24.1

Power Of Attorney

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Philip J. Downey and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of 9,000,000 shares of the Company’s Common Stock, $0.01 par value, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 8th day of February, 2005.

/s/ Stephen B. Oresman

Stephen B. Oresman

EXHIBIT 24.1

Power Of Attorney

     The undersigned, a Director and/or officer of Technology Solutions Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Michael R. Gorsage, Philip J. Downey and Sandor Grosz, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of the offer and sale of 9,000,000 shares of the Company’s Common Stock, $0.01 par value, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

Dated this 8th day of February, 2005.

/s/ John R. Purcell

John R. Purcell